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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Diametrics Medical, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       /s/ KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
May 6, 1998